Exhibit 99.1

INVESTOR CONTACT

Rasmus van der Colff

Guidance Software, Inc.

626-768-4607

investorrelations@guidancesoftware.com

Guidance Software Reports 2015 First Quarter Financial Results

•	First quarter 2015 revenue and EPS ahead of consensus estimates

•	Revenue of $25.0 million and non-GAAP net loss of ($0.06) per share

•	186 new customers of enterprise products added in the first quarter 2015

•	Company welcomes new Chief Executive Officer, Patrick Dennis

PASADENA, Calif. – May 6, 2015 – Guidance Software, Inc. (NASDAQ: GUID) today reported financial results for the first quarter ended March 31, 2015.

First quarter 2015 financial highlights, calculated in accordance with generally accepted accounting principles (GAAP) include:

•	Revenue of $25.0 million, compared to $25.4 million in the first quarter of 2014

•	Product revenue of $7.1 million, up from $6.9 million in the first quarter of 2014

•	Services and maintenance revenue of $16.4 million, up from $16.1 million in the first quarter of 2014

•	Net loss of $3.8 million, or ($0.14) per share, compared to a net loss of $6.1 million, or ($0.23) per share, in the first quarter of 2014

On a non-GAAP basis, which excludes share-based compensation and amortization of intangibles, the Company reported a pre-tax net loss of $1.6 million, or ($0.06) per share, in the first quarter of 2015, compared to a non-GAAP pre-tax net loss of $2.6 million, or ($0.10) per share, in the first quarter of 2014.

“I’m very excited to be joining the Guidance Software team,” said Patrick Dennis, Guidance Software’s new Chief Executive Officer. “In my first few days with the Company, I am already very impressed by the talent of Guidance Software’s team as evidenced by the solid performance in the first quarter. Our world-class senior management team and I are fully energized and look forward to capitalizing on the opportunities that lie ahead of us.”

“We’re off to a strong start in 2015,” said Barry Plaga, Guidance Software’s Chief Financial Officer. “We achieved better-than-anticipated top- and bottom-line results for the quarter with revenues totaling $25.0 million and a non-GAAP EPS loss of $0.06 per diluted share. Our security-related offerings performed well during the first quarter,” Mr. Plaga concluded.

First Quarter 2015 Highlights and Noteworthy Events

•	In the first quarter, the Company added 120 new EnCase® Enterprise customers and 66 customers of EnCase® eDiscovery, EnCase® Cybersecurity and EnCase® Analytics. With these additions, Guidance has now reached over 2,500 total Encase Enterprise customers.

•	EnCase® eDiscovery is now available with the search and collection capabilities for electronically stored information (ESI) within Dropbox for Business. Dropbox for Business provides teams with the power, security, and performance of Dropbox, along with robust administrative capabilities that offer IT teams visibility and control over company data.

•	In addition to Patrick Dennis joining Guidance as President and Chief Executive Officer in May, Guidance also welcomed several new members to the management team recently including Michael Harris, Chief Marketing Officer and Stephanie Urbach, Senior Vice President, Human Resources.

•	Guidance Software will be hosting its annual Computer and Enterprise Investigations Conference (CEIC®) from May 18-21 at Caesar’s Palace in Las Vegas. For more information or to register please visit www.guidancesoftware.com/ceic.

•

2015 Financial Outlook:

The Company is reiterating full-year guidance for the year ending December 31, 2015 as follows:

•	Revenue is expected to be in the range of $108 million to $112 million.

•	Non-GAAP pre-tax earnings are expected to be approximately ($0.15) – ($0.08) per share.

Conference Call Information:

The Company will host a conference call today at 2:00 p.m. Pacific time, 5:00 p.m. Eastern time to discuss its quarterly results. Participants should call (877) 407-0784 (North America) or (201) 689-8560 (International) and should dial in at least five minutes prior to the conference call.

A webcast and replay of the call may also be found online through Guidance Software’s Investor Relations website at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the Internet, and there is no cost to register. If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (877) 870-5176, passcode 13605319, available from 8:00 pm Eastern time, May 6, 2015, through midnight Eastern Time, May 13, 2015.

About Guidance Software:

Guidance Software is recognized worldwide as the industry leader in endpoint investigation solutions for security incident response and forensic analysis. Its EnCase® Enterprise platform, deployed on an estimated 25 million endpoints, is used by more than 70 percent of the Fortune 100, more than 45 percent of the Fortune 500, and numerous government agencies to conduct digital investigations of servers, laptops, desktops and mobile devices. Built on the EnCase Enterprise platform are market-leading cybersecurity, IT help desk, and electronic discovery solutions, EnCase® Endpoint Security, EnCase® Remote Recovery + and EnCase® eDiscovery. They empower organizations to conduct speedy and thorough security incident response, reveal previously hidden advanced persistent threats or malicious insider activity, recover lost files, perform sensitive data discovery for compliance purposes, and respond to litigation discovery requests. For more information about Guidance Software, visit www.guidancesoftware.com.

EnCase®, EnScript®, FastBloc®, EnCE®, EnCEP®, Guidance Software™, LinkedReview™, EnPoint™ and Tableau™ are registered trademarks or trademarks owned by Guidance Software in the United States and other jurisdictions and may not be used without prior written permission. All other trademarks and copyrights referenced in this press release are the property of their respective owners.

Notes to Unaudited Condensed Consolidated Statements of Operations:

Guidance Software reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, we present from time to time non-GAAP gross profit, operating expenses, operating income (loss) and net income (loss), as well as non-GAAP net income (loss) per share. Non-GAAP gross profit consists of GAAP gross profit as reported and adds back one-time realignment expenses and share-based compensation expense booked for GAAP purposes. Non-GAAP operating income (loss) consists of GAAP operating income (loss) as reported and excludes one-time realignment expenses, amortization of intangibles and share-based compensation expense. Non-GAAP net income (loss) consists of GAAP operating income (loss) as reported and excludes one-time realignment expenses, amortization of intangibles, share-based compensation expense and the income tax provision.

We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, net income (loss) and net income (loss) per share calculated in accordance with GAAP.

Accordingly, management and the Board of Directors do not consider these excluded items for purposes of evaluating the performance of the business; and they exclude such costs when evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units.

Realignment Expenses. Realignment expenses represent one-time severance and related employment costs associated with a reduction in headcount. Guidance Software excludes realignment expenses from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are uncommon and not expected to recur in future periods.

Amortization of Intangibles. Amortization of intangibles is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions. Guidance Software excludes acquisition-related amortization expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and the related amortization expense will recur in future periods.

Share-based Compensation Expense. Share-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Guidance Software excludes share-based compensation expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new share-based awards, including grants in connection with acquisitions. Investors should note that share-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and such expense will recur in future periods.

Forward Looking Statements:

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations. There can be no assurance that demand for Guidance Software’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable. There are also risks that Guidance Software’s pursuit of providing network security and e-discovery technology might not be successful, or that if successful, it will not materially enhance Guidance Software’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact Guidance Software’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company specifically disclaims any responsibility for updating these forward-looking statements.

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Revenues:
Product revenue	$7,054	$6,861
Subscription revenue	1,553	2,377
Services and maintenance revenues	16,397	16,143

Total revenues	25,004	25,381

Cost of revenues:
Cost of product revenue	1,743	1,750
Cost of subscription revenue	1,022	1,133
Cost of services and maintenance revenues	5,684	5,808

Total cost of revenues	8,449	8,691

Gross profit	16,555	16,690

Operating expenses:
Selling and marketing	8,944	10,065
Research and development	5,165	6,472
General and administrative	4,555	4,262
Depreciation and amortization	1,641	1,974

Total operating expenses	20,305	22,773

Operating loss	(3,750)	(6,083)
Interest income and other, net	8	17

Loss before income taxes	(3,742)	(6,066)
Income tax provision	71	78

Net loss	$(3,813)	$(6,144)

Net loss per share - basic	$(0.14)	$(0.23)

Net loss per share - diluted	$(0.14)	$(0.23)

Shares used in per share calculation - basic	27,523	26,425

Shares used in per share calculation - diluted	27,523	26,425

Supplemental Financial Data

Non-GAAP loss before income taxes excluding amortization of intangibles, realignment expense, and share-based compensation expense	$(1,627)	$(2,604)
Non-GAAP loss per share before income taxes excluding amortization of intangibles, realignment expense, and share-based compensation expense
Basic	$(0.06)	$(0.10)
Diluted	$(0.06)	$(0.10)

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Calculation of pre-tax non-GAAP income (loss):
GAAP net loss	$(3,813)	$(6,144)
Add:
Income tax provision	71	78
Amortization of intangibles	449	598
Realignment expense	—	1,134
Share-based compensation expense (including related payroll taxes paid by the Company)	1,666	1,730

Non-GAAP loss before income taxes excluding amortization of intangibles, realignment expense, and share-based compensation expense	$(1,627)	$(2,604)

Non-GAAP loss per share before income taxes excluding amortization of intangibles, realignment expense, and share-based compensation expense
Basic	$(0.06)	$(0.10)

Diluted	$(0.06)	$(0.10)

Shares used in per share calculations:
Basic	27,523	26,425

Diluted	27,523	26,425

Detail of Share-based Compensation Expense:
Cost of product revenue	$32	$39
Cost of subscription revenue	12	52
Cost of service and maintenance revenues	317	317
Selling and marketing	355	393
Research and development	438	462
General and administrative	512	467

Total share-based compensation expense	$1,666	$1,730

Detail of Realignment Expense:
Cost of service and maintenance revenues	$—	$186
Selling and marketing	—	468
Research and development	—	347
General and administrative	—	133

Total realignment expense	$—	$1,134

Guidance Software, Inc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited and in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Gross profit, as reported	$16,555	$16,690
Realignment expense	—	186
Share-based compensation	361	408

Gross profit adjustment	361	594

Total non-GAAP gross profit	$16,916	$17,284

Total operating expenses, as reported	$20,305	$22,773
Amortization of intangibles	(449)	(598)
Realignment expense	—	(948)
Share-based compensation	(1,305)	(1,322)

Operating expense adjustment	(1,754)	(2,868)

Total non-GAAP operating expenses	$18,551	$19,905

Operating loss as reported	$(3,750)	$(6,083)
Gross profit adjustment	361	594
Operating expense adjustment	1,754	2,868

Total non-GAAP operating loss	$(1,635)	$(2,621)

Net loss as reported	$(3,813)	$(6,144)
Gross profit adjustment	361	594
Operating expense adjustment	1,754	2,868
Income tax provision	71	78

Total non-GAAP net loss	$(1,627)	$(2,604)

Net loss per share-diluted, as reported	$(0.14)	$(0.23)

Non-GAAP net loss per share-diluted	$(0.06)	$(0.10)

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	March 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$24,430	$18,355
Restricted cash	—	153
Trade receivables, net	16,949	20,255
Inventory	2,550	2,684
Prepaid expenses and other current assets	4,959	5,054

Total current assets	48,888	46,501

Long-term assets:
Property and equipment, net	14,420	14,558
Intangible assets, net	7,317	7,766
Goodwill	14,632	14,632
Other assets	2,252	2,370

Total long-term assets	38,621	39,326

Total assets	$87,509	$85,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,579	$5,919
Accrued liabilities	9,961	8,407
Capital lease obligations	73	67
Deferred revenues	42,571	39,128

Total current liabilities	56,184	53,521

Long-term liabilities:
Deferred rent	7,516	7,661
Other long-term liabilities	659	645
Deferred revenues	6,743	6,232
Deferred tax liabilities	607	584

Total long-term liabilities	15,525	15,122

Stockholders’ equity:
Common stock	26	25
Additional paid-in capital	112,693	110,265
Treasury stock	(11,479)	(11,479)
Accumulated deficit	(85,440)	(81,627)

Total stockholders’ equity	15,800	17,184

Total liabilities and stockholders’ equity	$87,509	$85,827

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Three Months Ended March 31,
	2015	2014
Operating Activities:
Net loss	$(3,813)	$(6,144)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation & amortization	1,641	1,974
Share-based compensation	1,666	1,730
Deferred taxes	23	23
Loss on disposal of assets	12	—
Changes in operating assets and liabilities:
Restricted cash	153	—
Trade receivables	3,306	5,125
Inventory	134	79
Prepaid expenses and other assets	213	(793)
Accounts payable	(2,913)	(1,290)
Accrued liabilities	1,409	(844)
Deferred revenues	3,954	1,845

Net cash provided by operating activities	5,785	1,705

Investing Activities:
Purchase of property and equipment	(452)	(930)

Net cash used in investing activities	(452)	(930)

Financing Activities:
Proceeds from the exercise of stock options	764	645
Principal payments on capital lease and other obligations	(22)	(76)

Net cash provided by financing activities	742	569

Net increase in cash and cash equivalents	6,075	1,344
Cash and cash equivalents, beginning of period	18,355	19,919

Cash and cash equivalents, end of period	$24,430	$21,263